UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R) CONVERTIBLE SECURITIES FUND

SEMIANNUAL REPORT

MAY 31, 2004

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 5 report from the advisor
 8 fund profile
 9 glossary of investment terms
11 performance summary
12 about your fund's expenses
14 financial statements
23 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* During the six months ended May 31, 2004, Vanguard Convertible Securities Fund posted a return of 3.1%, which was somewhat lower than the returns of its comparative measures.
* Financial markets across asset classes saw solid gains early in the period, but gave up some of those gains in the final months.
* Convertible securities, which are often issued by small, rapidly growing companies, were further hampered by the poor performance of these companies' stocks relative to the broad market.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The stock market made respectable gains during the recent fiscal half-year, while bonds barely eked out a positive return. As you might expect, hybrid investments posted results midway between those of stocks and bonds during the six months ended May 31, 2004. Vanguard Convertible Securities Fund returned 3.1%, which was lower than the results of its comparative measures.

[PICTURE OF JOHN J. BRENNAN]


------------------------------------------------------
TOTAL RETURNS                         SIX MONTHS ENDED
                                          MAY 31, 2004
------------------------------------------------------
VANGUARD CONVERTIBLE SECURITIES FUND              3.1%
CS First Boston Convertibles Index                4.6
Average Convertible Securities Fund*              4.0
Dow Jones Wilshire 5000 Index                     6.4
------------------------------------------------------
*Derived from data provided by Lipper Inc.


The adjacent table shows total returns (capital gains plus reinvested distributions) for the fund and three benchmarks: the unmanaged Credit Suisse First Boston Convertible Securities Index, the average mutual fund peer, and the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index. The fund's starting and ending share prices and distributions to shareholders are shown on page 4. As of May 31, the fund's yield was 2.72%, 101 basis points (1.01 percentage points) lower than at the start of the period.

As you know, on May 14 the Convertible Securities Fund was closed to new accounts and to additional purchases for existing accounts. During the previous 12 months, fund assets had more than doubled as a result of both market appreciation and new investments. Such rapid asset growth has the potential to hamper an investment advisor's ability to put new cash to work effectively. The challenge is even greater when the target market is a rarefied one, such as convertibles, and when the investment advisor prefers a disciplined, bottom-up approach to security selection--as does Oaktree Capital Management, your fund's advisor. This is why, to protect current shareholders, the fund's board of trustees decided to close the Convertible Securities Fund.

STOCKS ROSE BUT WERE DOGGED BY INFLATIONARY FEARS

The fiscal half-year opened with strong returns in the domestic and foreign stock markets as the bull market of 2003 spilled into January. As the economic expansion gathered momentum, however, concern about inflation and rising oil prices weighed on stock prices. Unrest in the Middle East and growing global demand for oil pushed the per-barrel price past $40, a level not seen since early in the Iran-Iraq War more than 20 years ago. In April, stock markets retreated across the board.

For the six months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 6.4%. That return was mirrored by the mid- to large-capitalization stocks in the Russell 1000 Index; however, the Russell 2000 Index, a proxy for small-cap stocks, trailed with a 4.5% gain. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

For investors in the United States, international stocks continued to provide even better returns than the domestic market, a result of the relative weakness of the U.S. dollar and the solid gains of stocks in Europe and Japan.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

In the fixed income markets, interest rates rose sharply in April in response to signs of higher inflation. Over the six months ended May 31, the yield of the benchmark 10-year U.S. Treasury note increased 32 basis points to 4.65%. The Lehman Brothers Aggregate Bond Index, which covers the taxable investment-grade bond market, returned just 0.6%, with income offsetting the price drop that accompanies rising rates for bonds.

The yields of many short-term issues also rose in expectation of actions by the Federal Reserve Board to boost interest rates, but for the shortest-

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                     ---------------------------
                                                         SIX       ONE      FIVE
                                                      MONTHS      YEAR    YEARS*
--------------------------------------------------------------------------------
STOCK
Russell 1000 Index (Large-caps)                         6.4%     18.9%     -1.0%
Russell 2000 Index (Small-caps)                         4.5      30.3       6.7
Dow Jones Wilshire 5000 Index                           6.4      20.5      -0.5
   (Entire market)
MSCI All Country World Index
   ex USA (International)                               9.6      33.2       1.4
--------------------------------------------------------------------------------
BOND
Lehman Aggregate Bond Index                             0.6%     -0.4%      6.8%
   (Broad taxable market)
Lehman Municipal Bond Index                            -0.2       0.0       5.5
Citigroup 3-Month Treasury Bill Index                   0.5       1.0       3.2
================================================================================
CPI
Consumer Price Index                                    2.5%      3.1%      2.6%
--------------------------------------------------------------------------------
*Annualized.

term  securities--those  held by  money  market  funds--yields  were  relatively stable. These securities respond more to Fed actions than to market expectations. The yield of the 3-month Treasury bill, a proxy for money market rates, started the half-year at 0.93% and ended at 1.06%.

A BELL-SHAPED PERFORMANCE CURVE FOR YOUR FUND

On the way to its 3.1% six-month return, the Convertible Securities Fund experienced considerable volatility. The fund made strong gains in December and January, but gave up some of those gains during the last two months of the period. To an extent, that pattern mirrored what was happening in both the stock and bond markets. Convertibles, by their nature, are linked to the performance of the issuers' common stocks.

Your fund lagged the average return of competitors by 0.9 percentage point, a gap largely attributable to the nature of its holdings. As its name implies, the fund invests almost exclusively in convertible bonds and convertible preferred stocks. This is in sharp contrast to many of its peers. Indeed, according to fund-tracker Morningstar, the average convertibles fund at the end of 2003 had 13% of its assets in common stocks. Your fund's disciplined focus on hybrid securities can place it at a disadvantage when common stocks outperform other asset classes, and particularly when small-cap growth stocks are lagging the broad equity market, as they did during the fiscal half-year. Convertibles are typically issued by small, growing companies.

The fund lagged its benchmark index by a wider margin of 1.5 percentage points, largely as a result of security selection. We do not read too much into a track record of just six months, whether the record is stellar or subpar. In three of the past four fiscal years, your fund outpaced its benchmark by much wider margins. And the fund has outperformed its average peer over the past decade. We believe that the proven skills of the investment advisor, together with Vanguard's low costs, will help the fund continue to post competitive returns over the long run.

For more information about the fund's performance and its individual securities, please see the Report from the Advisor that begins on page 5.

NEW CONCERNS, SAME ADVICE

Not long ago, in the punishing bear market, we were counseling investors not to give up on stocks. Today, investor apprehension seems to have relocated to the bond market, but our message is the same. The best response to the ever-changing risks of the financial markets is to develop a plan and stick with it. A sensible plan includes a mix of stock, bond, and money market funds weighted in proportions appropriate to your unique circumstances. When a tough period strikes one asset class, some of the pain can be offset by better performance in another. Over time, this simple, balanced approach puts you in a good position to meet your financial goals. Vanguard Convertible Securities Fund, with its hybrid nature, can play a useful role, adding another layer of diversification to such a balanced portfolio.

Thank you for entrusting your assets to us.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 14, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                    STARTING       ENDING      INCOME    CAPITAL
                                 SHARE PRICE  SHARE PRICE   DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Convertible Securities Fund           $13.05       $13.22       $0.23      $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Convertible Securities Fund achieved a reasonable absolute return during the first half of fiscal 2004, although our 3.1% gain fell slightly short of the 4.6% returned by our primary benchmark, the CS First Boston Convertibles Index. This shortfall was due to the underperformance of a few overweighted positions in the latter part of the six-month period. The absence from the fund of a few of the index's top-weighted holdings was also a factor, since these securities performed better than expected, especially toward the end of the period. Overall, though, we are pleased with the fund's result during what was a very volatile market environment.

THE INVESTMENT ENVIRONMENT

Fiscal 2004 began where fiscal 2003 left off, with positive investor sentiment for equities and lower interest rates combining to lift the prices of most convertible securities. The beginning of the period was very positive for most equities, with the Nasdaq Composite and Russell 2000 Indexes, in particular, advancing strongly. During this time, convertibles from technology and telecommunications firms were the top performers, with names like Lucent Technologies, Nortel Networks, and Juniper Networks leading the way. Investors also exhibited a preference for small-capitalization companies, and speculative-grade convertibles easily bested the investment-grade sector. On the fixed income side, interest rates declined slightly while credit spreads remained quite narrow; these factors boosted the prices of many convertibles. Nearly all of our return for the fiscal half-year came while this favorable environment existed.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------

However, the surge in investor optimism was short-lived, as a variety of negative factors began to affect the financial markets beginning in March:
Interest rates rose, credit spreads increased,
oil prices increased to all-time highs, and the threat of terrorism intensified. These and other concerns caused a significant retreat in investor sentiment and had a negative effect on all convertibles, including most of our holdings.
Despite this roller-coaster investing environment, your fund performed reasonably well, as our selling discipline and careful new-issue selection allowed us to avoid several unfavorable situations.

Even with the negative market overtones, demand for convertible securities remained strong in recent months, with interest coming from a wide variety of investors. As a result of the demand, we found the pricing of many new convertibles unattractive in terms of both yield and conversion premiums. The size of the average new issue also declined, as very few large-cap companies issued convertibles.

On the positive side, call protection became quite generous, and many convertibles provided short- to intermediate-dated put features. In addition, dividend-protection language became standard in response to the large number of companies initiating or increasing their dividends on common stock. This language is beneficial to convertibles investors because dividend increases on the underlying common stock can have a negative impact on the valuation of a convertible security. While we declined to participate in many new deals, we did invest in offerings from Fisher Scientific International, Freeport-McMoRan Copper & Gold, CP Ships, and Chesapeake Energy. We expect the issuance of new convertible securities to be moderate during the next few months.

THE FUND'S SUCCESSES

Some of our top performers were convertibles from Fisher Scientific, Celgene, J.C. Penney, and American Tower. Fisher is our top-weighted holdings, and we remain very positive about its underlying equity story; we enjoy balanced convertible exposure to it through our investments in both of the firm's convertible bonds. Other securities that performed relatively well over the six months include Royal Caribbean Cruises, Reliant Resources, and Flir Systems.

THE FUND'S SHORTFALLS

Several investments had disappointing results, primarily in the latter half of the period, as negative developments affected their value.

One high-profile disappointment was our position in the Nortel 4.25% converts, which mature in September 2008. These bonds declined after the company announced problems in its accounting practices and fired its CEO and CFO. Valeant Pharmaceuticals International declined after reporting lackluster earnings. The fund's limited airline industry exposure also was unrewarding, as the escalating price of oil hurt airlines' near-term profitability. We continue to believe in American Airlines and Continental Airlines as long-term investments.

OUR POSITION

As usual, outside of a small short-term reserve, the portfolio consists entirely of convertibles--in a mix of 83% convertible bonds and 11% convertible preferreds--with no common stocks or other nonconvertible securities as of the end of the period. We remain positive about the investing environment and believe we are well positioned to continue to achieve the fund's objectives.

Larry Keele, PORTFOLIO MANAGER
OAKTREE CAPITAL MANAGEMENT, LLC

June 16, 2004

FUND PROFILE

AS OF 05/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on pages 9 and 10.

CONVERTIBLE SECURITIES FUND
--------------------------------------------
PORTFOLIO CHARACTERISTICS

Number of Securities                    104
Yield                                   2.7%
Conversion Premium                     51.2%
Average Weighted Maturity          5.0 years
Average Coupon                          3.3%
Average Quality                          BB-
Average Duration                   4.4 years
Foreign Holdings                       14.6%
Turnover Rate                          110%*
Expense Ratio                         0.71%*
Short-Term Reserves                       5%
--------------------------------------------

--------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF FIXED INCOME PORTFOLIO)


Aaa/AAA                       0%
Aa/AA                         0
A/A                           7
Baa/BBB                      19
Ba/BB                         5
B/B                          36
Below B/B                    15
Not Rated                    18
--------------------------------
Total                       100%
--------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)


Fisher Scientific International Inc.    4.5%
   (retail)
Teva Pharmaceutical Industries, Ltd.    3.5
  (pharmaceuticals)
Freeport-McMoRan Copper & Gold, Inc.    3.0
   (metals & mining)
Tyco International Group SA             3.0
   (conglomerate)
Invitrogen, Inc.                        3.0
   (pharmaceuticals)
Cephalon, Inc.                          2.9
   (pharmaceuticals)
Sealed Air Corp.                        2.8
   (industrial manufacturing)
Schlumberger Ltd.                       2.6
   (energy & utilities)
Valeant Pharmaceuticals International   2.1
   (pharmaceuticals)
Veeco Instruments, Inc.                 2.0
   (electronics)
--------------------------------------------
Top Ten                                29.4%
--------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------
VOLATILITY MEASURES
                                              BROAD
                                FUND        INDEX**
---------------------------------------------------
R-Squared                       0.67           1.00
Beta                            0.53           1.00
---------------------------------------------------

------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF FIXED INCOME PORTFOLIO)

Under 1 Year                                        0%
1-5 Years                                          58
5-10 Years                                         42
10-20 Years                                         0
20-30 Years                                         0
Over 30 Years                                       0
------------------------------------------------------
Total                                             100%
------------------------------------------------------
 *Annualized.
**Dow Jones Wilshire 5000 Index.


                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

---------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Auto & Transportation               10%
Consumer Discretionary              14
Financial Services                   8
Health Care                         19
Other Energy                         9
Materials & Processing               9
Producer Durables                    0
Technology                          18
Utilities                            5
Other                                3
Short-Term Reserves                  5%
---------------------------------------



GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

AS OF 5/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-MAY 31, 2004

                      CONVERTIBLE           CS FIRST BOSTON
                    SECURITIES FUND        CONVERTIBLE INDEX

1994                     -4.4                    -3.9
1995                     17.1                    24.0
1996                     14.9                    15.3
1997                     14.8                    15.4
1998                     -2.2                     1.4
1999                     24.8                    30.6
2000                      5.3                     1.5
2001                      4.0                    -3.6
2002                     -8.9                    -5.9
2003                     28.1                    23.7
2004*                     3.1                     4.6
--------------------------------------------------------------------------------
*Six months ended May 31, 2004.
NOTE: See Financial Highlights table on page 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                             ONE      FIVE  --------------------
                           INCEPTION DATE   YEAR     YEARS  CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund     6/17/1986 34.21%    10.77%    5.20%  4.52% 9.72%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* Hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                                BEGINNING              ENDING           EXPENSES
CONVERTIBLE                 ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING
SECURITIES FUND                11/30/2003           5/31/2004            PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                 $1,000              $1,031              $3.61
Hypothetical 5% Return              1,000               1,046               3.63
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.


Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

-------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                      AVERAGE
                                                  CONVERTIBLE
                                                   SECURITIES
                                     FUND                FUND
-------------------------------------------------------------
Convertible Securities Fund         0.71%              1.64%*
-------------------------------------------------------------
Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS (UNAUDITED)

AS OF 5/31/2004


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
CONVERTIBLE SECURITIES FUND                          (000)                 (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (83.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (9.9%)
American Airlines
     4.25%, 9/23/2023                        $      16,345         $     14,751
Continental Airlines, Inc.
     4.50%, 2/1/2007                                17,300               12,802
(1)  5.00%, 6/15/2023                                1,240                1,018
CP Ships Ltd.
(1)  4.00%, 6/30/2024                               18,655               19,215
General Motors Corp.
     5.25%, 3/6/2032                                   754               18,350
Lear Corp.
     0.00%, 2/20/2022                               18,730                9,623
Mesa Air Group Inc.
(1)  2.482%, 6/16/2023                               6,250                2,758
Navistar Financial Corp.
     4.75%, 4/1/2009                                17,600               17,160
Northwest Airlines Corp.
(1)  7.625%, 11/15/2023                             12,890               10,070
                                                                   -------------
                                                                   $    105,747
                                                                   -------------
CONSUMER DISCRETIONARY (12.6%)

Charming Shoppes, Inc.
     4.75%, 6/1/2012                                 2,960                3,397
Citadel Broadcasting Co.
(1)  1.875%, 2/15/2011                               4,375                3,894
The Walt Disney Co.
     2.125%, 4/15/2023                              11,930               12,482
Echostar Communications Corp.
     5.75%, 5/15/2008                                4,795                4,885
Fairmont Hotels
(1)  3.75%, 12/1/2023                               13,365               13,098
IKON Office Solutions, Inc.
(1)  5.00%, 5/1/2007                                 1,600                1,686
Lamar Advertising Co.
     2.875%, 12/31/2010                             10,320               10,836
Liberty Media Corp.
(1)  0.75%, 3/30/2023                               11,180               12,536
Lowe's Cos., Inc.
     0.861%, 10/19/2021                             10,030               10,293
Memberworks, Inc.
(1)  5.50%, 10/1/2010                                5,330                5,430
NCO Group, Inc.
     4.75%, 4/15/2006                                8,407                8,638
News America Inc.
     0.00%, 2/28/2021                               18,080               10,373
Aristocrat Leisure Ltd.
     5.00%, 5/31/2006                                7,300                7,738
Shuffle Master, Inc.
(1)  1.25%, 4/15/2024                                7,300                7,501
Sirius Satellite Radio
(1)  2.50%, 2/15/2009                               10,600               10,454
Triarc Cos., Inc.
(1)  5.00%, 5/15/2023                                4,448                4,543
     5.00%, 5/15/2023                                1,520                1,552

--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
CONVERTIBLE SECURITIES FUND                          (000)                 (000)
--------------------------------------------------------------------------------
Waste Connections, Inc.
     1.678%, 5/1/2022                        $       4,635         $      5,000
                                                                   -------------
                                                                   $    134,336
                                                                   -------------
FINANCIAL SERVICES (4.8%)
HCC Insurance Holdings, Inc.
     1.30%, 4/1/2023                                13,780               14,882
Meristar Hospitality Corp.
     9.50%, 4/1/2010                                 6,420                7,664
Ohio Casualty Corp.
     5.00%, 3/19/2022                               15,545               16,109
Providian Financial Corp.
     3.25%, 8/15/2005                                7,290                7,117
United Rentals NA Inc.
(1)  1.875%, 10/15/2023                              5,700                5,379
                                                                   -------------
                                                                   $     51,151
                                                                   -------------
HEALTH CARE (18.8%)
Cephalon, Inc.
     2.50%, 12/15/2006                              22,590               21,828
     0.00%, 6/15/2033                                8,215                8,595
Community Health Systems, Inc.
     4.25%, 10/15/2008                              18,300               18,758
Connetics Corp.
     2.25%, 5/30/2008                                9,630               11,135
Decode Genetics, Inc.
(1)  3.50%, 4/15/2011                                3,620                3,462
Imclone Systems
(1)  1.375%, 5/15/2024                               9,310               10,032
Invitrogen Inc.
     2.25%, 12/15/2006                              30,645               31,718
Oscient Pharmaceuticals
(1)  3.50%, 4/15/2011                                2,055                2,016
Sunrise Assisted Living, Inc.
(1)  5.25%, 2/1/2009                                 1,570                1,839
     5.25%, 2/1/2009                                13,430               15,730
Teva Pharmaceutical Finance II
     0.25%, 2/1/2024                                24,035               25,357
     0.50%, 2/1/2024                                11,415               11,815
Valeant Pharmaceuticals International
(1)  3.00%, 8/16/2010                               14,160               12,903
(1)  4.00%, 11/15/2013                              10,425                9,604
Wyeth
(1)  0.716%, 7/15/2004                              15,930               15,691
                                                                   -------------
                                                                   $    200,483
                                                                   -------------
OTHER ENERGY (6.1%)

Hanover Compressor Co.
     4.75%, 3/15/2008                                3,240                3,013
     4.75%, 1/15/2014                                3,970                4,183
Massey Energy Co.
(1)  2.25%, 4/1/2024                                11,445               11,774
Reliant Resources, Inc.
(1)  5.00%, 8/15/2010                               14,040               18,585
Schlumberger Ltd.
     1.50%, 6/1/2023                                27,035               27,609
                                                                   -------------
                                                                   $     65,164
                                                                   -------------
MATERIALS & PROCESSING (5.9%)
Fluor Corp.
     1.50%, 2/15/2024                               19,140               18,853
Graftech International
(1)  1.625%, 1/15/2024                              16,355               14,106
Sealed Air Corp.
(1)  3.00%, 6/30/2033                               29,935               29,898
                                                                   -------------
                                                                   $     62,857
                                                                   -------------
PRODUCER DURABLES (0.2%)
Lam Research Corp.
     4.00%, 6/1/2006                                 1,725                1,738

TECHNOLOGY (17.3%)
ADC Telecommunications, Inc.
     1.00%, 6/15/2008                                2,815                2,674
Axcelis Technologies
     4.25%, 1/15/2007                                9,865                9,728
CIBER INC.
(1)  2.875%, 12/15/2023                             14,755               14,405
Commscope Inc.
(1)  1.00%, 3/15/2024                               10,350               10,415
EDO Corp.
(1)  5.25%, 4/15/2007                                  745                  765
     5.25%, 4/15/2007                                1,000                1,028
EMC Corp.
(1)  4.50%, 4/1/2007                                 2,760                3,022
FEI Co.
(1)  0.00%, 6/15/2023                                3,000                3,364
     0.00%, 6/15/2023                                  190                  213
Flir Systems, Inc.
(1)  3.00%, 6/1/2023                                 8,515               11,304
     3.00%, 6/1/2023                                 3,115                4,135
Fisher Scientific International Inc.
(1)  2.50%, 10/1/2023                               16,720               23,492
     2.50%, 10/1/2023                                  910                1,279
     3.25%, 3/1/2024                                22,775               23,458
HNC Software Inc.
     5.25%, 9/1/2008                                   755                  804
International Rectifier Corp.
     4.25%, 7/15/2007                               15,705               15,273

--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
CONVERTIBLE SECURITIES FUND                          (000)                 (000)
--------------------------------------------------------------------------------
LSI Logic
(1)  4.00%, 5/15/2010                        $       8,655         $      8,980
     4.00%, 5/15/2010                                1,740                1,805
Mercury Computer Systems
(1)  2.00%, 5/1/2009                                 8,010                8,150
Nortel Networks Corp.
     4.25%, 9/1/2008 11,655 10,519
Photronics, Inc.
     4.75%, 12/15/2006 1,386 1,377
Serena Software, Inc.
(1)  1.50%, 12/15/2023 2,130 2,435
Solectron Corp.
(1)  0.50%, 2/15/2034 4,225 3,538
Veeco Instruments, Inc.
     4.125%, 12/21/2008 21,709 21,818
                                                                   -------------
                                                                   $    183,981
                                                                   -------------
UTILITIES (4.8%)
American Tower Corp.
(1)  3.25%, 8/1/2010                                 8,430               11,560
     3.25%, 8/1/2010                                 3,940                5,403
Mediacom Communications Corp.
     5.25%, 7/1/2006                                 3,650                3,458
NII Holdings
(1)  2.875%, 2/1/2034                               10,500               10,671
Primus Telecommunications Group, Inc.
(1)  3.75%, 9/15/2010                                2,415                2,433
     3.75%, 9/15/2010                                1,325                1,334
     5.75%, 2/15/2007                               11,305               10,754
Quanta Services, Inc.
(1)  4.50%, 10/1/2023                                5,535                5,237
                                                                   -------------
                                                                   $     50,850
                                                                   -------------
OTHER (3.0%)
Tyco International Group SA
(1)  2.75%, 1/15/2018                               16,580               23,544
     2.75%, 1/15/2018                                5,850                8,307
                                                                   -------------
                                                                   $     31,851
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
     (Cost $878,874)                                               $    888,158
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                    SHARES                (000)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (11.3%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (1.3%)
Interpublic Group
     5.375% Cvt. Pfd.                              203,300         $     10,698
Emmis Communications Corp.
     6.25% Cvt. Pfd.                                63,300                2,900
                                                                   -------------
                                                                   $     13,598
                                                                   -------------
FINANCIAL SERVICES (3.1%)
Conseco Inc.
     5.50% Cvt. Pfd.                               334,600                8,700
Commerce Capital
     5.95% Cvt. Pfd.                               119,500                7,678
(1)  5.95% Cvt. Pfd.                                31,400                2,017
Reinsurance Group of America
     5.75% Cvt. Pfd.                                65,000                3,702
United Rentals
     6.50% Cvt. Pfd.                               171,100                7,421
Washington Mutual, Inc.
(1)  5.375% Cvt. Pfd.                               58,000                3,346
                                                                   -------------
                                                                   $     32,864
                                                                   -------------
OTHER ENERGY (2.7%)

Chesapeake Energy Corp.
(1)  4.125% Cvt. Pfd.                               13,900               13,970
     5.00% Cvt. Pfd.                                66,100                6,924
Hanover Compressor Capital Trust
     7.25% Cvt. Pfd.                               168,200                7,863
                                                                   -------------
                                                                   $     28,757
                                                                   -------------
MATERIALS & PROCESSING (3.0%)
Freeport-McMoRan Copper & Gold, Inc.
(1)  5.50% Cvt. Pfd.                                35,400               31,993

TECHNOLOGY (1.0%)
Lucent Technologies Capital Trust I
     7.75% Cvt. Pfd.                                 9,600               10,960

UTILITIES (0.2%)
Dominion Resources, Inc.
     9.50% Cvt. Pfd.                               46,900                 2,548
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
     (Cost $117,821)                                               $    120,720
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (27.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     1.03%, 6/1/2004                         $      57,789         $     57,789
     1.03%, 6/1/2004--Note F                       229,766              229,766
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (Cost $287,555)                                               $    287,555
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (121.7%)
     (Cost $1,284,250)                                             $  1,296,433
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-21.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     15,118
Security Lending Collateral
     Payable to Brokers--Note F                                        (229,766)
Other Liabilities                                                       (16,493)
                                                                   -------------
                                                                   $   (231,141)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 80,601,080 outstanding $.001
  par value shares of beneficial interest
     (unlimited authorization)                                     $  1,065,292
================================================================================

NET ASSET VALUE PER SHARE                                          $      13.22
================================================================================
*See Note A in Notes to Financial Statements.
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $422,133,000, representing 40.0% of net assets.

-------------------------------------------------------------------
                                                    AMOUNT      PER
                                                     (000)    SHARE
-------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
Paid-in Capital                              $   1,010,565  $ 12.54
Undistributed Net
  Investment Income                                  4,843      .06
Accumulated Net
  Realized Gains                                    37,701      .47
Unrealized Appreciation                             12,183      .15
-------------------------------------------------------------------
NET ASSETS                                   $   1,065,292  $ 13.22
===================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                   SIX MONTHS ENDED MAY 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $      2,928
  Interest                                                               15,802
  Security Lending                                                          319
--------------------------------------------------------------------------------
    Total Income                                                   $     19,049
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,822
    Performance Adjustment                                                  442
  The Vanguard Group--Note C
    Management and Administrative                                         1,254
    Marketing and Distribution                                               63
  Custodian Fees                                                              8
  Shareholders' Reports                                                      13
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                 $      3,603
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,446
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   53,708
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENT SECURITIES                                            (52,747)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     16,407
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                CONVERTIBLE SECURITIES FUND
                                             -----------------------------------
                                                SIX MONTHS                  YEAR
                                                     ENDED                 ENDED
                                              MAY 31, 2004         NOV. 30, 2003
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      $      15,446         $     19,841
  Realized Net Gain (Loss)                          53,708               61,788
  Change in Unrealized Appreciation
    (Depreciation)                                 (52,747)              59,263
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     16,407              140,892
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (16,127)             (16,869)
  Realized Capital Gain                                 --                   --
--------------------------------------------------------------------------------
    Total Distributions                            (16,127)             (16,869)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           392,028              515,418
  Issued in Lieu of Cash Distributions              13,735               14,331
  Redeemed                                        (157,941)            (127,279)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                           247,822              402,470
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        248,102              526,493
--------------------------------------------------------------------------------

NET ASSETS
  Beginning of Period                              817,190              290,697
--------------------------------------------------------------------------------
  End of Period                              $   1,065,292         $    817,190
================================================================================

1Shares Issued (Redeemed)
  Issued                                            28,733               44,868
  Issued in Lieu of Cash Distributions               1,032                1,265
  Redeemed                                         (11,807)             (10,983)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                             $      17,958         $     35,150
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED         YEAR ENDED NOVEMBER 30,
                                                   MAY 31, ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004      2003        2002      2001       2000      1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $13.05   $10.57      $12.12    $12.68     $13.18   $11.10
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .20      .41         .47       .53        .56      .52
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .20     2.48       (1.53)     (.04)       .19     2.13
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     .40     2.89       (1.06)      .49        .75     2.65
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.23)    (.41)       (.49)     (.54)      (.55)    (.57)
  Distributions from Realized Capital Gains           . --     . --        . --      (.51)      (.70)    . --
--------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.23)    (.41)       (.49)    (1.05)     (1.25)    (.57)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $13.22   $13.05      $10.57    $12.12     $12.68   $13.18
==============================================================================================================

TOTAL RETURN                                         3.06%   28.07%      -8.88%     3.98%      5.27%   24.85%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $1,065     $817        $291      $300       $323     $180
  Ratio of Total Expenses to Average Net Assets*   0.71%**    0.84%       0.95%     0.71%      0.56%    0.55%
  Ratio of Net Investment Income to
   Average Net Assets                              3.03%**    3.82%       4.27%     4.21%      4.19%    4.30%
  Portfolio Turnover Rate                           110%**     127%        118%      156%       182%     162%
==============================================================================================================
* Includes  performance-based  investment advisory fee increases  (decreases) of
0.09%, 0.13%, 0.21%, 0.01%, (0.14%), and (0.22%).
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.36% of the fund's average net assets before an increase of $442,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the fund had contributed capital of $166,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2003, the fund had available realized losses of $16,034,000 to offset future net capital gains through November 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2004, net unrealized appreciation of investment securities for tax purposes was $12,183,000, consisting of unrealized gains of $44,765,000 on securities that had risen in value since their purchase and $32,582,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2004, the fund purchased $737,419,000 of investment securities and sold $522,401,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at May 31, 2004, was $222,828,000, for which the fund held cash collateral of $229,766,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------


the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q822 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD CONVERTIBLE SECURITIES FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.